Exhibit 99.1

Deloitte Touche Tohmatsu ABN 74 490 121 060 Grosvenor Place 225 George Street Sydney, NSW, 2000 Australia Phone: +61 2 9322 7000 www.deloitte.com.au

The Directors

RESIMAC Limited

Level 9, 45 Clarence Street

SYDNEY NSW 2000

3 March 2020

Dear Directors,

Report of Factual Findings

We have performed the procedures agreed with RESIMAC Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and National Australia Bank Limited, nabSecurities, LLC, Deutsche Bank AG, Sydney Branch, J.P. Morgan Securities LLC, J.P. Morgan Securities Australia Limited, MUFG Securities EMEA plc and MUFG Securities Americas Inc. (together, the “Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters, the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose”) pertaining to RESIMAC Triomphe Trust in respect of RESIMAC Premier Series 2020-1 (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated on or about 3 March 2020 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Issuer Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited (“DTTL”), its global network of member firms, and their related entities. DTTL (also referred to as “Deloitte Global”) and each of its member firms and their affiliated entities are legally separate and independent entities. DTTL does not provide services to clients. Please see www.deloitte.com/about to learn more.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Asia Pacific Limited and the Deloitte Network.

© 2020 Deloitte Touche Tohmatsu

Factual Findings

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix A of this report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognised statistical rating organisation.

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows: “Resimac Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Resimac Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

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Please contact us if you wish to propose any changes to this wording. Except to the extent provided in any reliance letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister

Partner

Chartered Accountants

Sydney, 3 March 2020

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Appendix A – Factual Findings

The procedures we performed were divided into five parts, A to E.

For Procedures A to E, we have performed certain procedures in respect of a sample of the loans selected from an electronic data file provided by you (the “Pool”) being the indicative pool cut dated

14 January 2020 and received on 16 January 2020.

The procedures have been performed using originals, scanned versions, photocopies or facsimiles of the relevant documents. We have not attempted to verify the authenticity of these documents.

At your request, the sample size has been determined using the binomial probability distribution based on the following parameters that you have provided to us: To provide 95% confidence for each attribute tested that the upper error limit in the population does not exceed 5% with 5 planned errors, the selected sample is 208 loans.

Part A – Loan testing

For each loan file in the sample listed in Appendix B we agreed the following electronic data fields in the Pool to the documentation described below in the loan files:

Procedure Performed	Factual Finding
A1. Loan purpose, as per the “LOAN PURPOSE” field, to the loan application or confirmation of approval;	No exceptions noted
A2. Settlement date, as per the “SETLEMENT DATE” field, to the date of the compliance certificate;	No exceptions noted

A3. Original loan amount, as per the “LOAN AMOUNT” field, to the loan agreement and any loan variation agreements.

A differences threshold of <$5,000 determined by the Issuer is allowable as a non-exception between the Pool and loan variation agreements as the amount noted therein is an estimate at the date of issuance.

No exceptions noted
A4. Interest only period, as per the “END DATE FOR INTEREST ONLY” field to the loan agreement or letter of variation.	No exceptions noted
A5. Maturity date, as per the “MATURITY DATE” field, as being the settlement date plus the term in the loan agreement.	No exceptions noted

A6. Postcode of each of the security properties, as per the “1ST SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the relevant valuation reports or the loan mortgage insurance documentation.

No exceptions noted

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A7. Valuation of each of the security properties, as per the “1ST SECURITY VALUATION”, “2ND SECURITY VALUATION”, “3RD SECURITY VALUATION”, “4TH SECURITY VALUATION”, “5TH SECURITY VALUATION”, “6TH SECURITY VALUATION” to the relevant valuation reports.

No exceptions noted

A8. Security type of each security property as per the “1ST SECURITY TYPE”, “2ND SECURITY TYPE”, “3RD SECURITY TYPE”, “4TH SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY TYPE” to the relevant valuation reports based on the following classifications:

i)  Freestanding, Residential and Semi-Detached property types are classified as a ‘House’ or ‘Dwelling’ security type;

ii) Units and Villas are classified as a ‘Unit’ security type;

iii) Townhouses are classified as either a ‘Unit’ or ‘House’ security type;

iv) Detached Units are classified as a ‘House’.

Three (3) exceptions noted:
A9. Regulated by UCCC/ NCC as per the “REGULATED (Y/N)” to the Confirmation of Approval;	No exceptions noted
A10. Borrower employment status as per the “EMPLOYMENT SERVICEABILITY TYPE” to the Loan Application for all loans settled after 31 July 2011. If more than one applicant is included to the loan application, match the borrower employment status as per Pool to any of the applicants’ employment type as per loan application.	One (1) exception noted:
A11. Non-resident status as per “NON-RESIDENT” field in the Pool to the address as per Loan Application outside of Australia or borrower’s passport country of issuance other than Australia.	One (1) exception noted:
A12. Mortgage insurer, where applicable2, as per the “MORTGAGE INSURER” field, to the mortgage insurance certificate.	No exceptions noted

_______________________________________

1 Not a Non-Resident

2 “NR” in the Pool indicates mortgage insurance is not applicable

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Part B – Eligibility criteria testing

For each loan in the sample we performed the following procedures:

Procedure Performed	Factual Finding
B1. Current LVR as per the Pool is not more than 95%	No exceptions noted

B2. The Mortgage Insurance Policy, where applicable, in respect of the selected loan:

i) expires on a date not before the maturity date of the loan (“MATDAT” in the Pool);

ii) covers the original amount of the loan (“LNAMT” in the Pool); and

iii) the mortgage insurance document is contained in the security packet.

No exceptions noted

B3. Solicitors Compliance Certificate and, where applicable as per Pool flag, Title Insurance Settlement Confirmation in respect of the selected loan is included in the security source documents or located on the Image Management system at RESIMAC.

No exceptions noted
B4. The Solicitor’s Certification states compliance of the loan transaction with the Solicitors’ master opinion.	No exceptions noted
B5. Days in arrears as per the “NO OF DAYS IN ARREARS” per the Pool agrees to the arrears’ reconciliation section on the MTS portal as at the date of the Pool.	No exceptions noted
B6. Current Balance as per “LOAN BALANCE” per the Pool agrees to the loan balance portal in MTS.	No exceptions noted
B7. For loans with a settlement date after 31 July 2011 as per Pool, checked that the NSR calculation result as per “NSR” per the Pool is greater than or equal to 1.	No exceptions noted

B8. Recalculated the original LVR by dividing Original Balance by the lower of Valuation and Purchase Price (all as stated in the Pool) and agreed the recalculated Original LVR to the Original LVR noted in the Pool. Differences of 0.01% have not been reported as exceptions.

No exceptions noted
B9. Checked that the verification of the borrower by means of photographic ID has been recorded as completed by means of authorisation or signature in the loan file.	No exceptions noted
B10. Checked that the ID requirements have been recorded on the loan file as verified.	No exceptions noted
B11. Checked that the residential address of the borrower has been recorded on the loan file.	No exceptions noted
B12. Checked that the underlying loan contract is signed by the borrower and is on the loan file.	No exceptions noted
B13. Checked that the Veda report is on the loan file.	Two (2) exceptions noted: for loan IDs 2094-10019 and 8000-10470 the VEDA report has not been included in the loan file.

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B14. Check that for loans evidenced in the Pool with a “PRODUCT CATEGORY” of “Prime”, “Horizon”, “Intro Rate”, “Prime Full Doc Construction” and a “LOAN PURPOSE” of “Purchase”, 5% savings availability has been verified as per documented loan notes in Resimac underwriting system:

i) In the case of loans settled after 1 January 2011 to 1 February 2017, if the Original LVR excluding the capitalisation fee of the loan is > 85%; and

ii) In the case of loans settled after 1 February 2017 to date, if the Original LVR excluding the capitalisation fee of the loan is > 90%.

No exceptions noted

B15. Check that for loans evidenced in the Pool with a “PRODUCT CATEGORY” of “Prime” and uninsured as per Pool with a “LOAN PURPOSE” of “Purchase”, 5% savings availability has been verified as per documented loan notes in Resimac underwriting system in the case of loans settled after 1 January 2011 up to 1 September 2013.

No exceptions noted

B16. If the borrower is self-employed as per the field Employment Serviceability Type in the Pool, verified borrower’s ABN or the ABN of the associated entity directly linked to the borrower as per the loan application through ASIC Register website search. The procedure is not applicable for loans settled prior to 31 July 2011.

No exceptions noted

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Part C - Valuation Procedures (applicable for loans settled after 1 June 2013)

For each of the relevant loans selected, obtained the loan documentation and checked the following:

Procedure Performed	Factual Finding

C1. Checked that the valuation is not more than 3 months old at the date of settlement of the loan. Loan samples with a valuation report date greater than 3 months prior to settlement, for which necessary approval has been obtained from the Resimac Credit Department, are not reported as exceptions.

No exceptions noted

C2. Confirmed that the valuation has been provided in a standard API format which included the following:

i) Market value ‘as is’;

ii) Rental Value;

iii) Replacement Insurance Value;

iv) Evidence of 3 recent sales.

No exceptions noted

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Part D - Income Verification Procedures

Procedures have not been performed on loans with a settlement date prior to 31 July 2011.

Procedure Performed	Factual Finding

D1. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date on or after 30 September 2012, checked that the following income evidence can be sighted on the MTS Portal:

a. Two of the three most recent payslips, or

b. Three months statements from a financial institution showing regular salary credits;

c.  If none of the above documents are available, the following must be obtained for each applicant:

i)   One payslip; and

ii) The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

No exceptions noted

D2. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date prior to 30 September 2012, checked that the following income evidence can be sighted on the MTS Portal:

a. Two of the three most recent payslips, or

b. A letter from the employer on official letter head (PO Box and mobile contact numbers are unacceptable), signed and dated confirming employment status, position, base salary or total salary package and breakdown, commencement date or length of employment; and

c.  The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

No exceptions noted

D3. For any sample asset designated as Self Employed / or designated as CO (Company or Trust Borrower) (blank ones) as per the field Employment Serviceability Type in the Pool, checked that the following income evidence can be sighted on the MTS Portal:

a. Most recent Tax Assessment Notice; and

b. Financial statements for 2 years; and

c. Previous 2 years tax returns.

One (1) exception noted: for loan ID

8117-5686, though the borrower is indicated in the Pool as “self-employed”, documentation has been verified for PAYG employment type and evidence of the self-employed income has not been available.

D4. Where an applicant has rental-based income noted on MTS Portal checked that one of the following income evidence can be sighted on the MTS Portal MTS Portal:

a. Rental opinion from a real estate agent in the form of a letter for new purchases; or

b. Rental statement from the managing agent; or

No exceptions noted

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c. Copy of current lease or tenancy agreement for properties already tenanted with bank statements confirming rental deposits for private agreements; or

d. A taxation return showing declared income; or

e. Rental opinion from a RESIMAC approved Panel Valuer in the form of a valuation addressed to RESIMAC Limited; or

f.  If the property is vacant, RESIMAC will rely on the lower of an agent’s market appraisal or rental amount as per the valuation report.

D5. Where an applicant has a Court Order mandating that the applicant receive maintenance payments as noted in MTS Portal, checked that the following income evidence can be sighted on the MTS Portal:

a. Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement; or

b. Child Support Agency letter to confirm the maintenance agreement.

No exceptions noted
D6. Where an applicant has a Centrelink Pension as noted on MTS Portal, checked that the evidence of a letter from Centrelink verifying pension details can be sighted on the MTS Portal.	No exceptions noted

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PART E – Serviceability Calculation Procedures

For each sample asset, an Excel spreadsheet version of the serviceability calculator has been generated from the Resimac Underwriting System (RUS).

For each loan in the sample we checked that evidence can be sighted on the MTS Portal for the following inputs used in the serviceability calculator3.

Procedures have not been performed on loans with a settlement date prior to 31 July 2011.

Procedure Performed	Factual Finding
E1. Income: a. “Base Income”; b. “80% of Total Rent p.a.”; c. “Total allowable Supplementary Income”; and d. “Business Net Profit Before Tax”	No exceptions noted
E2. Expenses: - “Monthly Living Expenses”	One (1) exception noted:

E3. Financial liabilities:

- Sum of “Other mortgages – owner occupied limit / balance” and “Other mortgages – investment limit / balance”;

- Sum of “Other mortgages – owner occupied repayment” and “Other mortgages – investment repayment”4;

- “Personal loans repayment”;

- “Credit cards limit balance”5; and

- “Rent expense / Business Loans / Child Support / Other / Notional Rent repayment”

No exceptions noted

Inputs with nil values in the serviceability calculator have not been tested.

_______________________________________

3 Differences of less than $10 or 5% of the amounts in the calculator (whichever amount is greater) will not be reported as exceptions. In addition, positive differences to serviceability calculator inputs for income categories (i.e. where evidence sighted indicates higher borrower income compared to the serviceability calculator input) and negative differences to serviceability calculator inputs for expenses (i.e. where evidence sighted indicates lower borrower expenses compared to the serviceability calculator input) will not be reported as exceptions.

4 If the assessed repayment amount noted in column I of the serviceability calculator is higher than the repayment input in the calculator, input in the calculator has not been tested. We have been advised by Resimac that the assessed repayment amount is a stressed assessment and if higher than the repayment input, they do not rely on the input but on the assessed repayment. We have not performed further procedures to verify this statement nor those amounts.

5 Where reduction of credit cards limit balance is a condition precedent to settlement of the loan, we have sighted the satisfaction of condition precedent as documented in Resimac Underwriting System.

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Appendix B – List of Sample Assets Loan Numbers Selected from the Pool

Sample #	Unique ID	Sample #	Unique ID	Sample #	Unique ID
1	2790-1026	41	3013-7842	81	4559-13
2	8117-3734	42	8117-2567	82	8117-3833
3	3013-74836	43	3117-6866	83	3013-9613
4	8117-6206	44	8117-1272	84	8117-2134
5	3504-65	45	2587-68	85	3013-9268
6	3013-1422	46	8117-1610	86	8117-3663
7	8117-6021	47	9192-10	87	3013-78590
8	184-91	48	5349-17	88	8117-6091
9	8117-2814	49	8117-2732	89	8117-3693
10	8117-1959	50	552-103	90	3365-233
11	3013-1422	51	8117-2043	91	8117-2509
12	8117-5882	52	8117-6613	92	8117-1224
13	4227-76	53	1640-1	93	9451-1
14	8117-2713	54	8117-657	94	3013-11118
15	1725-162	55	8117-1616	95	1399-1077
16	4246-86	56	8117-4873	96	8117-880
17	3117-5025	57	8117-2840	97	8117-1065
18	8117-2173	58	5058-24	98	3117-7825
19	4828-7	59	1399-676	99	8117-799
20	9192-8	60	4574-144	100	8117-2689
21	8117-911	61	9187-14	101	8117-2474
22	8117-3775	62	8117-939	102	3250-24657
23	5980-708	63	496-354	103	8117-1613
24	8117-5686	64	558-7	104	8117-6479
25	359-27	65	2528-9	105	3117-7228
26	8117-5966	66	8117-2545	106	8117-6375
27	8117-3736	67	8117-4295	107	3117-7003
28	3117-7703	68	8117-3487	108	8117-4671
29	8117-2652	69	3013-9029	109	375-23
30	8117-1021	70	8117-4603	110	8117-3496
31	3013-10567	71	375-36	111	8117-3484
32	3365-406	72	8117-1963	112	1399-881
33	3013-8969	73	3013-8994	113	8117-2575
34	8117-20	74	8117-2538	114	3013-11326
35	8117-3661	75	2094-10019	115	8117-3502
36	8117-4583	76	3117-4968	116	3117-5320
37	8117-4394	77	3117-7248	117	4979-2
38	3247-1	78	8117-1112	118	831-32
39	1351-184	79	8117-5218	119	8117-2983
40	8117-1813	80	8117-3819	120	8117-1089
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Sample #	Unique ID	Sample #	Unique ID	Sample #	Unique ID
121	8117-1891	161	2260-129	201	8150-4
122	4765-3	162	3117-7360	202	8117-2764
123	3013-9987	163	8117-2791	203	3117-6391
124	4890-3	164	8117-5288	204	3117-4546
125	9222-6	165	5762-19	205	3132-158
126	4009-4	166	3013-7761	206	5980-717
127	8117-2317	167	3013-11830	207	8117-3008
128	8117-2369	168	2306-2	208	3013-7521
129	8117-3072	169	3013-10714
130	496-358	170	3013-78922
131	8117-4244	171	5980-26973
132	578-34	172	3013-1707
133	8117-185	173	3013-5662
134	3117-6365	174	8117-4180
135	8117-1146	175	3013-10799
136	8117-3382	176	4235-50
137	3298-57	177	8117-3308
138	8117-3109	178	8000-10470
139	8117-4107	179	8117-3207
140	8117-4775	180	8117-5357
141	1650-1	181	3117-6421
142	3383-14	182	2343-25
143	8117-2956	183	3117-546
144	8117-3532	184	375-22
145	9148-8	185	3504-67
146	4828-6	186	8117-6569
147	2260-50	187	8117-2692
148	8117-4707	188	3117-5771
149	3504-66	189	8117-2697
150	3013-9933	190	8117-5882
151	8117-4864	191	3013-11400
152	8117-975	192	8117-5213
153	3117-6008	193	8117-4389
154	3117-6507	194	8117-2883
155	2650-70316	195	8117-4651
156	3013-11819	196	5544-10
157	2728-9479	197	3504-65
158	8117-1993	198	3504-65
159	1888-24	199	1392-3
160	8117-3878	200	8117-4759

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